EXHIBIT 10.18

                               OPERATING AGREEMENT
                                       OF
                         LAKERIDGE COMMUNITY CENTER, LLC


                                    SECTION 1
                                     OFFICES

         Section 1.1 Principal Executive Office. The principal executive office of Lakeridge Community Center, LLC (the "Company") shall be c/o Taylor Investment Corporation, Attn: Philip C. Taylor, 43 Main Street SE, Suite 506, Minneapolis, MN 55414.

         Section 1.2 Registered Office. The location and address of the registered office of the Company is c/o Taylor Investment Corporation, Attn:
Philip C. Taylor, 43 Main Street SE, Suite 506, Minneapolis, MN 55414. The registered office need not be identical with the principal executive office of the Company and may be changed from time to time by the Board of Governors.

         Section 1.3 Other Offices. The Company may have other offices at such places within and without the State of Minnesota as the Board of Governors may determine from time to time.


                                    SECTION 2
                                     MEMBERS

         Section 2.1 Place of Meetings. Each meeting of the members of the Company shall be held at the principal executive office of the Company or at such other place as may be designated by the Board of Governors or the Chief Manager; provided, however, that any meeting called by or at the demand of a member or members shall be held in the county where the principal executive office of the Company is located.

         Section 2.2 Regular Meetings. Regular meetings of the members may be held at the discretion of the Board of Governors, but at least four (4) times during each fiscal year. If a regular meeting has not been held during the immediately preceding four (4) months, a member or members owning three percent or more of the voting power of all membership interests entitled to vote may demand a regular meeting of members by written demand given to the Chief Manager or Treasurer of the Company. At each regular meeting the members entitled to vote shall elect qualified successors for governors who serve for an indefinite term or whose terms have expired or are due to expire within six months after the date of the meeting and may transact any other business, provided, however, that no business with respect to which special notice is required by law shall be transacted unless such notice shall have been given.

         Section 2.3 Special Meetings. A special meeting of the members may be called for any purpose or purposes at any time by the Chief Manager; by the Treasurer; by the Board of Governors; by any two or more governors; or by any member, who shall demand such special meeting by written notice given to the Chief Manager or Treasurer of the Company specifying the purposes of such meeting.

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         Section 2.4 Meetings Held Upon Member Demand. Within 30 days after receipt of a demand by the Chief Manager or the Treasurer or from any member, it shall be the duty of the Board of Governors of the Company to cause a special or regular meeting of members, as the case may be, to be duly called and held on notice no later than 90 days after receipt of such demand. If the Board fails to cause such a meeting to be called and held as required by this Section, the member making the demand may call the meeting by giving notice as provided in
Section 2.6 hereof at the expense of the Company.

         Section 2.5 Adjournments. Any meeting of the members may be adjourned from time to time to another date, time and place. If any meeting of the members is so adjourned, no notice as to such adjourned meeting need be given if the date, time and place at which the meeting will be reconvened are announced at the time of adjournment.

         Section 2.6 Notice of Meetings. Unless otherwise required by law, written notice of each meeting of the members, stating the date, time, and place, and in the case of a special meeting, the purpose or purposes, shall be given at least ten (10) days and not more than sixty (60) days prior to the date of such meeting to every owner of membership interests entitled to vote at such meeting except as specified in Section 2.5, or as otherwise permitted by law. The business transacted at a special meeting of members shall be limited to the purposes stated in the notice of the meeting.

         Section 2.7 Waiver of Notice. A member may waive notice of the date, time, place and purpose or purposes of a meeting of members. A waiver of notice by a member entitled to notice is effective whether given before, at, or after the meeting and whether given orally, in writing, or by attendance. Attendance by a member at a meeting is a waiver of notice of that meeting, unless the member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened, or objects before a vote on an item of business because the item may not lawfully be considered at that meeting and does not participate in the consideration of the item at the meeting.

         Section 2.8 Voting Rights. Members shall have the voting power specified in any applicable member control agreement of the Company. In the absence of a member control agreement, each Member shall have one vote on all matters to come before the Members.

         Section 2.9 Proxies. A member may cast or authorize the casting of a vote by filing a written appointment of a proxy with a manager of the Company at or before the meeting at which the appointment is to be effective. The member may sign or authorize the written appointment by telegram, cablegram, or other means of electronic transmission setting forth or submitted with information sufficient to determine that the member authorized such transmission. Any copy, facsimile, telecommunication or other reproduction of the original of either the writing or transmission may be used in lieu of the original, provided that it is a complete and legible reproduction of the entire original.

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         Section 2.10 Quorum. The owners of a majority of the voting power of the membership interests entitled to vote at a meeting of the members are a quorum for the transaction of business, unless a larger or smaller proportion is provided in the Articles of Organization of the Company or any applicable member control agreement. If a quorum is present when a duly called or held meeting is convened, the members present may continue to transact business until adjournment, even though the withdrawal of members originally present leaves less than the proportion otherwise required for a quorum.

         Section 2.11 Acts of Members. Except as otherwise required by law or specified in the Articles of Organization of the Company or in any applicable member control agreement, the members shall take action by the affirmative vote of the owners of the greater of (a) a majority of the voting power of the membership interests present and entitled to vote on that item of business or
(b) a majority of the voting power that would constitute a quorum for the transaction of business at a duly held meeting of members.

         Section 2.12 Action Without a Meeting. Any action required or permitted to be taken at a meeting of the members of the Company may be taken without a meeting by written action signed by all members. The written action is effective when signed by the members, unless a different effective date is provided in the written action.


                                    SECTION 3
                               BOARD OF GOVERNORS

         Section 3.1 Number; Qualifications. Except as authorized by the members pursuant to an applicable member control agreement or unanimous affirmative vote, the business and affairs of the Company shall be managed by or under the direction of a Board of Governors. Governors shall be natural persons subject to the provisions of an applicable member control agreement. The members at each regular meeting shall determine the number of governors to constitute the Board, and thereafter the authorized number of governors may be increased and decreased by the members. Governors need not be members.

         Section 3.2 Term. Each governor shall serve for an indefinite term that expires at the next annual meeting of the members. A governor shall hold office until a successor is elected and has qualified or until his or her sooner death, resignation, removal or disqualification.

         Section 3.3 Vacancies. Vacancies on the Board of Governors resulting from the death, resignation, removal or disqualification of a governor, or from newly created governorships, shall be filled by affirmative vote of the members, except as may be specifically provided in a member control agreement. Each person elected to fill a vacancy shall hold office until a qualified successor is elected by the members at their next annual meeting or at any special meeting duly called for that purpose, or until a successor is appointed pursuant to the provisions of a member control agreement.

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         Section 3.4 Place of Meetings. Each meeting of the Board of Governors shall be held at the principal executive office of the Company or at such other place as may be designated from time to time by a majority of the governors or by the Chief Manager.

         Section 3.5 Regular Meetings. Regular meetings of the Board of Governors for the election of managers and the transaction of any other business shall be held without notice at the place of and immediately after each regular meeting of the members.

         Section 3.6 Special Meetings. A special meeting of the Board of Governors may be called for any purpose or purposes at any time by any governor by giving not less than two days' notice to all governors of the date, time and place of the meeting, provided that when notice is mailed, at least four days' notice shall be given. The notice need not state the purpose of the meeting.

         Section 3.7 Waiver of Notice; Previously Scheduled Meetings. Governors may waive notice of meetings as follows:

                  (a) A governor of the Company entitled to notice of a meeting of the Board may waive notice of the date, time and place of the meeting, which waiver is effective whether given before, at, or after the meeting, and whether given in writing, orally or by attendance. Attendance by a governor at a meeting shall constitute waiver of notice of that meeting, unless the governor objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.

                  (b) If the date, time, and place of a Board meeting have been announced at a previous meeting of the Board, no notice is required. Notice of an adjourned meeting need not be given other than by announcement at the meeting at which adjournment is taken of the date, time, and place at which the meeting will be reconvened.

         Section 3.8 Quorum. A majority of the governors currently holding office shall be necessary to constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the governors present may adjourn a meeting from time to time without further notice until a quorum is present. If a quorum is present when a duly called or held meeting is convened, the governors present may continue to transact business until adjournment, even though the withdrawal of a number of the governors originally present leaves less than the proportion or number otherwise required for a quorum.

         Section 3.9 Acts of Board. Except as otherwise required by law or specified in the Articles of Organization of the Company or in any member control agreement, the Board shall take action by the affirmative vote of a majority of the governors present at a duly held meeting.

         Section 3.10 Participation by Electronic Communications. A governor may participate in a Board meeting by any means of communication through which the governor, other governors so participating, and all governors physically present at the meeting, may simultaneously hear each other during the meeting. A governor so participating shall be deemed present in person at the meeting. A meeting held entirely by conference telephone call shall qualify as a meeting under this Section 3.10 if all governors participating may simultaneously hear each other during the meeting.

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         Section 3.11 Absent Governors. A governor of the Company may give advance written consent or opposition to a proposal to be acted on at a Board meeting. If the governor is not present at the meeting, consent or opposition to a proposal does not constitute presence for purposes of determining the existence of a quorum, but consent or opposition shall be counted as a vote in favor of or against the proposal and shall be entered in the minutes or other record of action at the meeting, if the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal to which the governor has consented or objected.

         Section 3.12 Action Without a Meeting. Any action required or permitted to be taken at a meeting of the Board of Governors may be taken without a meeting by written action signed by all the governors then in office. The written action is effective when signed by the required number of governors, unless a different effective date is provided in the written action.

         Section 3.13 Committees. The Board of Governors may establish committees from time to time, as follows:

         (a) By resolutions approved by the affirmative vote of a majority of the Governors, the Board may establish committees to assist the Board and make recommendations to the Board concerning the management of the business of the Company. Committees shall be subject at all times to the direction and control of the Board, except as provided in Section 3.14.

         (b) A committee shall consist of two or more natural persons, who need not be governors or members, appointed by affirmative vote of a majority of the governors present at a duly held meeting of the Board.

         (c) Section 3.4 and Sections 3.6 to 3.12 hereof, to the extent germane, shall apply to committees and proceedings of committees.

         (d) Minutes, if any, of committee meetings shall be made available upon request to members of the committee and to any governor.

         Section 3.14 Special Litigation Committee. Pursuant to the procedure set forth in Section 3.13, the Board may establish a Special Litigation Committee composed of one or more independent governors or other independent persons to determine whether it is in the best interests of the Company to pursue a particular legal right or remedy of the Company and whether to cause, to the extent permitted by law, the dismissal or discontinuance of a particular proceeding that seeks to assert a right or remedy on behalf of the Company. The Special Litigation Committee, once established, is not subject to the direction or control of, or termination by, the Board of Governors. A vacancy on the Special Litigation Committee may be filled by a majority vote of the remaining members of the Special Litigation Committee. The good faith determinations of the Special Litigation Committee are binding upon the Company and its governors, managers, and members to the extent permitted by law. The Special Litigation Committee terminates when it issues a written report of its determinations to the Board.

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         Section 3.15 Compensation. Subject to the terms of any Member Control
Agreement, the Board may fix the compensation, if any, of governors and members of committees. All such compensation shall require the unanimous approval of all members of the Board of Governors, to be given at a regular or special meeting of the Board.

                                    SECTION 4
                                    MANAGERS

         Section 4.1 Number and Qualification. The Company shall have one or more natural persons exercising the functions of the position of Chief Manager, Treasurer and Development Manager. The Board of Governors may elect such other managers and assistant managers as it deems necessary for the operation and management of the Company. Except as provided in this Operating Agreement or in any applicable member control agreement, the Board of Governors shall fix the powers, duties, and compensation of all Managers. Managers may be, but need not be, governors of the Company. Any of the positions or functions of those positions may be held by the same person.

         Section 4.2 Term of Office. Each manager of the Company shall hold office for a term of one (1) year or until his or her respective successor is elected and has qualified, or until his or her sooner death, resignation, or removal.

         Section 4.3 Removal and Vacancies. Any manager may be removed at any time, with or without cause, by a resolution approved by the affirmative vote of a majority of the governors present at a duly held Board meeting, subject to the provisions of any applicable member control agreement. A vacancy in a position because of death, resignation, removal, disqualification or other cause may, or in the case of a vacancy in the position of Chief Manager or Treasurer shall, be filled for the unexpired portion of the term by the Board.

         Section 4.4 Chief Manager. Unless provided otherwise by any applicable member control agreement or by a resolution adopted by the Board of Governors, the Chief Manager (a) shall have general active management of the business of the Company, except as otherwise provided herein; (b) shall, when present, preside at all meetings of the members and the Board; (c) shall see that all orders and resolutions of the Board are carried into effect; (d) with the approval of the Board of Governors, shall have authority to sign and deliver in the name of the Company any deeds, mortgages, bonds, contracts, or other instruments pertaining to the business of the Company, except in cases in which the authority to sign and deliver is required by law to be exercised by another person or is expressly delegated by the Articles of Organization, this Operating Agreement, any applicable member control agreement, or resolution of the Board of Governors to one or more other managers or agents of the Company; (e) may maintain records of and certify proceedings of the members and the Board; and
(f) shall perform such other duties as may from time to time be prescribed by the Board.

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         Section 4.5 Treasurer. Unless provided otherwise by any applicable member control agreement or by a resolution adopted by the Board of Governors, the Treasurer (a) shall keep accurate financial records for the Company; (b) shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Board shall designate from time to time; (c) shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Board, making proper vouchers therefor; (d) shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Board, (e) shall render to the Chief Manager and the Board, whenever requested, an account of all such transactions of the Treasurer and of the financial condition of the Company; and (f) and shall perform such other duties as may be prescribed by the Board or the Chief Manager from time to time.

         Section 4.6 Development Manager. Unless provided otherwise by any applicable member control agreement or by a resolution adopted by the Board of Governors, the Development Manager shall have general responsibility for development of the Company's real estate development project, including but not limited to land planning, surveying, platting, completion of a development agreement with the City of Sauk Center, oversight of completion of improvements to the property and development of installation of project signage.

         Section 4.7 Delegation. Unless prohibited by a resolution approved by the affirmative vote of a majority of all governors then in office, a manager elected or appointed by the Board of Governors may delegate in writing some or all of the duties and powers of such person's management position to other persons.

         Section 4.8 Compensation. The compensation of managers of the Company, if any, shall be fixed by the Board of Governors.

                                    SECTION 5
                                 INDEMNIFICATION

         Section 5.1 Indemnification. The Company shall indemnify its managers and governors for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by Minnesota Statutes, Section 322B.699, as amended from time to time, or as required or permitted by other provisions of law.

         Section 5.2 Insurance. The Company may purchase and maintain insurance on behalf of any person in such person's official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the person against the liability.

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                                    SECTION 6
                              MEMBERSHIP INTERESTS

         Section 6.1 Statement of Membership Interests. At the request of any member, the managers of the Company shall state in writing the particular membership interest in the Company held by that member at the time of the statement. The statement must describe the member's rights to vote, rights to share in profits and losses, rights to share in distributions, restrictions on assignments of financial rights under Minnesota Statutes Section 322B.31, Subdivision 3, restrictions on governance rights under Minnesota Statutes
Section 322B.313, Subdivision 6, then in effect, as well as any assignment of the member's rights then in effect.

         Section 6.2 Declaration of Distributions. The Board of Governors shall have the authority to declare distributions upon the membership interests of the Company to the extent permitted by law and subject to the provisions of any applicable member control agreement.

         Section 6.3 Transfer of Membership Interests. Membership interests in the Company may be transferred only to the extent permitted by law and subject to the provisions of any applicable member control agreement.


                                    SECTION 7
                                REQUIRED RECORDS

The books and records of the Company shall be maintained at the designated or principal office of the Company as listed in the Articles of Organization and shall be available for examination there by any member or by his, her, or its duly authorized representatives by appointment during ordinary business hours of the Company, upon five (5) days notice. The Company shall keep the following records:

                  (a) a current list of the full legal name and last known business address of each member;

                  (b) a copy of the Articles of Organization, this Operating Agreement, any applicable member control agreement, and all amendments to any of the foregoing, and executed copies of any powers of attorney pursuant to which any of the foregoing have been executed;

                  (c) copies of the Company's federal, state, and local income tax returns and reports, if any, for the three (3) most recent years;

                  (d) copies of any financial statements of the Company for the three (3) most recent years; and

                  (e) to the extent not contained in a member control agreement, a writing setting out contributions made and agreed to be made by each member, and, if other than cash, the agreed value of such contributions.

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         In addition, the Company shall maintain any other books and records required to be maintained by Minnesota Statutes Chapter 322B and such additional books and records as the Board of Governors or Chief Manager deems advisable.

                                    SECTION 8
                                  MISCELLANEOUS

         Section 8.1 Fiscal Year. The fiscal year of the Company shall end on the last day of such month as is established in any applicable member control agreement and, if not so established, then as determined by resolution of the Board of Governors.

         Section 8.2 Amendments. This Operating Agreement may be amended or repealed by unanimous action of the members.

         Section 8.3 Construction. In the event of any conflict or inconsistency between this Operating Agreement, as amended, and the terms of any applicable member control agreement, whenever adopted, the terms of such member control agreement shall control.

         Section 8.4 Seal. The Company shall have no seal.

                                  * * * * * * *



         The undersigned, Chief Manager of Lakeridge Community Center, LLC, a Minnesota limited liability company, does hereby certify that the foregoing Operating Agreement is the Operating Agreement adopted for the Company by its Board of Governors by unanimous written consent.

Date: April 5, 2002                     By /s/ Philip C. Taylor
                                           ------------------------------
                                              Philip C. Taylor
                                              Its Chief Manager